TOEWS HEDGED EMERGING MARKETS FUND

(a series of Northern Lights Fund Trust)

Ticker Symbol: THEMX

Notice and Supplement dated July 12, 2011 to the Prospectus dated February 2, 2011

Due to a recently discovered oversight by Gemini Fund Services, LLC, administrator to the Toews Hedged Emerging Markets Fund, the Board of Trustees of Northern Lights Fund Trust did not specifically approve the continuation of the Investment Advisory Agreement between Northern Lights Fund Trust and the Toews Corporation, the investment adviser to the Toews Hedged Emerging Markets Fund, prior to its expiration on May 1, 2011.  The Investment Company Act of 1940, as amended, requires that if an investment advisory agreement is to continue for more than two years from its effective date, such continuance must be specifically approved at least annually by the Board of Trustees (or by vote of a majority of the outstanding voting securities of the Fund).

Because of the administrative oversight, the Fund has been operating without an effective investment advisory agreement since May 1, 2011.  The Board of Trustees anticipates taking action to remedy this situation at its next in-person meeting on August 18, 2011.  Subject to subsequent shareholder approval, it is anticipated that the Board will (1) approve a new investment advisory agreement for the Toews Hedged Emerging Markets Fund, (2) approve payment to Toews Corporation for its service to the Fund from May 1, 2011 until the new investment advisory agreement is approved by shareholders and (3) approve sending shareholders a proxy statement for the purpose of approving both a new investment advisory agreement and approving payments to Toews Corporation for interim service.

Until a new investment advisory agreement can be approved at a meeting of shareholders, Toews Corporation will no longer receive payment from the Fund, but the Fund will continue to accrue its historic investment advisory expense equal to an annual fee of 1.25% of the Fund's average daily net assets.

This Notice and Supplement, and the Prospectus and Statement of Additional Information both dated February 2, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated February 2, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-558-6397.